UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 21, 2020

ACME UNITED CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	001-07698	06-0236700
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
55 Walls Drive, Fairfield, Connecticut		06824
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	ACU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Set forth below are the results of the matters submitted for a vote of the shareholders at the Company’s 2020 Annual Meeting of Shareholders held on April 20, 2020.

Proposal 1 – Election of Directors

The following seven directors were elected to serve for one-year terms until the 2021 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

Directors	Votes For	Votes Withheld	Broker Non-Votes
Walter C. Johnsen	2,139,112	65,704	777,325
Richmond Y. Holden	2,006,991	197,825	777,325
Brian S. Olschan	2,144,280	60,536	777,325
Stevenson E. Ward III	2,105,760	99,056	777,325
Susan H. Murphy	2,075,704	129,112	777,325
Rex L. Davidson	2,082,064	122,752	777,325
Brian K. Barker	2,145,061	59,755	777,325

Proposal 2 – Approval of an amendment to the 2012 Employee Stock Option Plan to increase the number of shares authorized for issuance.

The shareholders approved the Amendment to the 2012 Employee Stock Option Plan.

Votes For	Votes Against	Abstained	Broker Non-Votes
1,806,326	389,071	9,419	777,325

Proposal 3 – Approval of an Amendment to the 2017 Non-Salaried Director Stock Option Plan to increase the number of shares authorized for issuance.

The shareholders approved the Amendment to the 2017 Non-Salaries Director Stock Option Plan.

Votes For	Votes Against	Abstained	Broker Non-Votes
1,729,547	472,629	2,640	777,325

Proposal 4 – Approval, by non-binding advisory vote, of the compensation of the named executive officers of the Company as described in the Proxy Statement.

The shareholders approved the Advisory vote to Approve Executive Compensation.

Votes For	Votes Against	Abstained	Broker Non-Votes
2,093,616	100,774	10,426	777,325

Proposal 5- Ratification of the Appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

The shareholders approved the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020

.

Votes For	Votes Against	Abstained	Broker Non-Votes
2,968,134	7,224	6,783

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACME UNITED CORPORATION

By/s/  Walter C. Johnsen

______________________________

Walter C. Johnsen

Chairman and

Chief Executive Officer

Dated:   April 21, 2020

By/s/  Paul G. Driscoll

______________________________

Paul G. Driscoll

Vice President and

     Chief Financial Officer

Dated:  April 21, 2020